UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2011
ALKERMES PLC (f/k/a Antler Science Two plc)
(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Treasury Building, Lower Grand Canal Street
Dublin 2, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): 011-353-1-709-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Shareholder’s Agreement

The information set forth under Item 2.01 below is incorporated by reference in response to this item.

Term Loan Facilities

The information set forth under Item 2.03 below is incorporated by reference in response to this item.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Completion of the Acquisition of the EDT Business

On September 16, 2011, the business of Alkermes, Inc. (“Alkermes”) and the drug technologies business (“EDT”) of Elan Corporation, plc (“Elan”) were combined (the “Business Combination”) under Alkermes plc (f/k/a Antler Science Two plc) (the “Company”).  As part of the Business Combination, Antler Acquisition Corp., a wholly owned subsidiary of the Company, merged with and into Alkermes (the “Merger”), with Alkermes surviving as a wholly owned subsidiary of the Company.  Prior to the Merger, EDT was carved-out of Elan and reorganized under the Company.

At the effective time of the Merger (the “Effective Time”), (i) each share of Alkermes common stock then issued and outstanding  and all associated rights were canceled and automatically converted into and became the right to receive one ordinary share of the Company; (ii) all then issued and outstanding options to purchase Alkermes common stock granted under any stock option plan were converted into options to purchase on substantially the same terms and conditions the same number of ordinary shares of the Company at the same exercise price; and (iii) all then issued and outstanding awards of Alkermes common stock were converted into awards of the same number on substantially the same terms and conditions of ordinary shares of the Company.  As a result, upon consummation of the Merger and the issuance of the ordinary shares of the Company in exchange for the canceled shares of Alkermes common stock, the former shareholders of Alkermes own approximately 75% of the Company, with the remaining approximately 25% of the Company owned by a subsidiary of Elan (the “Elan Shareholder”) pursuant to the terms of a shareholder’s agreement described below.

This description of the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement and Plan of Merger, dated as of May 9, 2011, among the Company, Elan, Alkermes, and certain other parties (the “Business Combination Agreement”), which is attached to this report as Exhibit 2.1, and incorporated herein by reference, and to the description of the Business Combination Agreement included in the Proxy Statement/Prospectus forming part of the Registration Statement on Form S-4, as amended, of the Company which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 4, 2011 (Registration No. 333-175078) (the “Proxy Statement/Prospectus”).

A copy of the press release announcing the completion of the Merger is attached to this report as Exhibit 99.1, which is incorporated by reference herein.

Also, on September 16, 2011, at the Effective Time, the Company, Elan and the Elan Shareholder entered into a Shareholder’s Agreement, which is attached as Exhibit 4.1 to this Report, which provides for certain terms and conditions concerning the ordinary shares of the Company owned by the Elan Shareholder as and from the Effective Time.

The Proxy Statement/Prospectus contains a description of the Shareholder’s Agreement, which is incorporated by reference herein.

IP Transfer Agreement

On September 15, 2011, Alkermes, Alkermes Controlled Therapeutics, Inc. (“ACT”), a Pennsylvania corporation and a subsidiary of Alkermes, and Alkermes Pharma Ireland Limited (f/k/a/ EDT Pharma Holdings Limited) (“APIL”), an Irish subsidiary of the Company, entered into an Intellectual Property Transfer Agreement pursuant to which Alkermes and ACT agreed to transfer all of their rights with respect to the intellectual property and related contractual rights related specifically to BydureonTM  (exenatide for extended-release injectable suspension) to APIL in exchange for $202.1 million in the form of an interest-bearing note.

This description of the Intellectual Property Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Intellectual Property Transfer Agreement, which is attached to this report as Exhibit 10.3 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant

Term Loan Facilities

On September 16, 2011, Alkermes entered into a $310 million first lien term loan facility (the “First Lien Term Loan Facility”) and a $140 million second lien term loan facility (the “Second Lien Term Loan Facility” and, together with the First Lien Term Loan Facility, the “Term Loan Facilities”) with certain of its subsidiaries, as guarantors, Morgan Stanley Senior Funding, Inc., (“MSSF”) as administrative agent and as collateral agent, Morgan Stanley Senior Funding, Inc and HSBC Securities (USA) Inc., (“HSBC”) as co-syndication agents, joint lead arrangers and joint bookrunners, and various other financial institutions, as lenders.  The First Lien Term Loan Facility has a term of six years and is secured by a first priority lien on substantially all of the combined company assets and properties of Alkermes and the guarantors.  The Second Lien Term Loan Facility has a term of seven years and is secured by a second priority lien on substantially all of the combined company assets and properties of Alkermes and the guarantors.

Borrowings under the Term Loan Facilities bear interest at a rate per annum equal to an applicable margin plus, at Alkermes’ option, either (1) LIBOR determined by reference to the costs of funds for eurodollar deposits for the interest period relevant to such borrowing adjusted for certain additional costs or (2) a base rate determined by reference to the highest of (a) the rate the Wall Street Journal publishes as the U.S. Prime Rate, (b) the federal funds effective rate plus one-half of 1.00% and (c) LIBOR described in subclause (1) plus 1.00%. LIBOR is subject to an interest rate floor of 1.50% and the base rate is subject to an interest rate floor of 2.50%.

The initial applicable margin for borrowings under the First Lien Term Loan Facility will be 5.25% with respect to LIBOR borrowings and 4.25% with respect to base rate borrowings.  Commencing with completion of Alkermes’ first fiscal quarter ending after the Merger, the applicable margin under the First Lien Term Loan Facility is subject to adjustment each fiscal quarter, based upon meeting a certain consolidated leverage ratio during the preceding quarter.  The initial applicable margin for borrowings under the Second Lien Term Loan Facility will be 8.00% with respect to LIBOR borrowings and 7.00% with respect to base rate borrowings and is not subject to adjustment.  Alkermes will enter into one or more hedge agreements to fix the interest rates on a portion of the borrowings under the Term Loan Facilities.

Each of the Term Loan Facilities has incremental facility capacity in an amount of $50 million, plus additional amounts so long as Alkermes meets certain conditions, including a specified leverage ratio. The agreements governing the Term Loan Facilities include a number of restrictive covenants that, among other things and subject to certain exceptions and baskets, impose operating and financial restrictions on Alkermes, the Company and the restricted subsidiaries.  These financing agreements also contain customary affirmative covenants and events of default.

Each of MSSF and HSBC are affiliated with full service financial institutions, which institutions have in the past engaged, and may in the future engage, in transactions with and perform services, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities, for Alkermes and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.  In addition, MSSF is affiliated with Morgan Stanley & Co. LLC, which is serving as the financial advisor in connection with the Business Combination.

This description of the Term Loan Facilities does not purport to be complete and is qualified in its entirety by references to the First Lien Term Loan Facility and the Second Lien Term Loan Facility, which are attached to this report as Exhibits 10.1 and 10.2, respectively, which disclosure is incorporated by reference herein.

Item 4.01. Change in Registrant’s Certifying Accountant

a)  Dismissal of Independent Registered Public Accounting Firm

For accounting purposes, the Business Combination described in Item 2.01 of this report is treated as a “reverse acquisition” and Alkermes is considered the accounting acquirer.  Accordingly, Alkermes’ financial statements became the historical financial statements of the Company and the Company’s future periodic filings will reflect Alkermes’ historical financial condition and results of operations shown for comparative purposes.

Prior to the Merger, Alkermes’ historical financial statements were audited by PricewaterhouseCoopers LLP (“PwC”) and Elan’s and EDT’s historical financial statements were audited by KPMG (“KPMG”).  The Company was initially organized by representatives of Elan and EDT to facilitate the reorganization and carve-out of EDT as part of the Business Combination and, as a resulting matter of convenience, the initial accounting firm for the Company was Elan’s and EDT’s historical accounting firm, KPMG.  In connection with the completion of the Business Combination, all parties agreed that the accounting firm for the Company going forward should be Alkermes’ historical accounting firm, PwC.

In order to facilitate this transition in connection with the completion of the Business Combination, on September 16, 2011, prior to the Effective Time, the board of directors of the Company (the “Board”) (i) accepted KPMG’s letter of resignation as the Company’s independent registered public accountants , effective at the Effective Time, and (ii) approved the engagement of PwC as the Company’s independent registered public accountants to serve as its principal accountants to audit its financial statements, effective at the Effective Time.

Prior to the completion of the Business Combination, EDT’s carve-out historical financial statements, which were included in the Proxy Statement/Prospectus, were audited by KPMG.  The audit report of KPMG on the carve-out combined balance sheets as of December 31, 2010 and 2009 and the carve-out combined statements of operations, comprehensive income/(loss), invested equity and cash flows for each of the years in the three-year period ended December 31, 2010, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  For EDT’s fiscal years ended December 31, 2010 and 2009, and for EDT’s unaudited interim condensed carve-out combined financial statements for the six month period ended June 30, 2011 and 2010, with regard to the financial statements referred to above, and for the subsequent interim period through September 16, 2011, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

b)  Engagement of a New Independent Registered Public Accounting Firm

As noted above, in order to facilitate the transition from EDT’s historical accounting firm to Alkermes’ historical accounting firm as the accounting firm for the Company, on September 16, 2011, prior to the Effective Time, the Board approved the engagement of PwC as the Company’s independent registered public accountants to serve as its principal accountants to audit its financial statements, effective at the Effective Time (upon the effectiveness of the resignation of KPMG as the accounting firm for the Company).

Prior to the Merger, Alkermes’ historical financial statements were audited by PwC.  PwC was the independent registered public accounting firm for Alkermes during the fiscal years ended December 31, 2010 and 2009, for the six month period ended June 30, 2011, and during the subsequent interim period through September 16, 2011.  During that time, neither Alkermes nor anyone acting on its behalf consulted PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on Alkermes’ financial statements, or (iii) any other matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 16, 2011, pursuant to the terms of the Business Combination Agreement, the Company’s Memorandum and Articles of Association were amended and restated as described in the Proxy Statement/Prospectus.  For more information regarding the Memorandum and Articles of Association of the Company, see the copies of each attached hereto as Exhibit 3.1 and the Proxy Statement/Prospectus, which are incorporated by reference herein.

Item 5.05. Amendments to Registrant’s Code of Ethics

On September 16, 2011, the Board adopted a code of business conduct and ethics (the “Code of Ethics”) that applies to the directors, officers and employees of the Company.  A copy of the Code of Ethics is attached to this report as Exhibit 14.1 and incorporated by reference herein.

Item 8.01. Other Events

On September 16, 2011, the Company issued a joint press release with Elan, announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The information required by this item is incorporated by reference to Alkermes’ Annual Report on Form 10-K, filed with the SEC on May 20, 2011, as amended, and Alkermes’ Quarterly Report on Form 10-Q for the period ended June 30, 2011, filed with the SEC on August 1, 2011.  Those financial statements consist of (i) the audited combined balance sheets of Alkermes as of March 31, 2011 and 2010, and the related combined statements of operations, comprehensive income/(loss), invested equity and cash flows for each of the three years in the three-months period ended March 31, 2011, as well as the Report of Independent Registered Public Accounting Firm, PwC, with respect to such financial statements and (ii) the unaudited financial statements and related notes for the three-months periods ended June 30, 2011 and June 30, 2010.

(b) Pro forma financial information

The pro forma condensed financial data required to be filed with this form have been reported previously in the Proxy Statement/Prospectus, which is incorporated by reference herein.  This information consists of (i) the unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2011, and for the twelve months ended March 31, 2011, assuming the Merger had occurred on April 1, 2010, and (ii) the unaudited pro forma condensed consolidated balance sheet as of June 30, 2011, assuming the Merger had been completed on June 30, 2011.

(d) Exhibits

Exhibit
Number	Description
2.1†	Business Combination Agreement and Plan of Merger, dated as of May 9, 2011, by and among Elan, Alkermes Inc., Alkermes plc and certain other parties (incorporated by reference to Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4, as amended (Registration No. 333-175078), which was declared effective by the Securities and Exchange Commission on August 4, 2011).
3.1†	Amended and Restated Memorandum and Articles of Association of Alkermes plc.
4.1†	Shareholder’s Agreement by and among Elan, Elan Science Three Limited and Alkermes plc
10.1†	First Lien Term Loan Credit Agreement, dated as of September 16, 2011, among Alkermes, Inc., the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent and the arrangers and agents party thereto.
10.2†	Second Lien Term Loan Credit Agreement, dated as of September 16, 2011, among Alkermes, Inc., the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent and the arrangers and agents party thereto.
10.3†	Intellectual Property Transfer Agreement, dated as of September 15, 2011 between Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Pharma Holdings Limited.
14.1†	Code of Business Conduct and Ethics of Alkermes plc.
16.1*	Letter of KPMG, dated as of September 29, 2011.
99.1†	Joint Press Release, dated September 16, 2011, issued by Alkermes plc and Elan.

* Filed herewith
† Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2011	ALKERMES PLC

	By:	/s/
James M. Frates
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1†	Business Combination Agreement and Plan of Merger, dated as of May 9, 2011, by and among Elan, Alkermes Inc., Alkermes plc and certain other parties (incorporated by reference to Annex A to the proxy statement/prospectus forming a part of the Registration Statement on Form S-4, as amended (Registration No. 333-175078), which was declared effective by the Securities and Exchange Commission on August 4, 2011).
3.1†	Amended and Restated Memorandum and Articles of Association of Alkermes plc.
4.1†	Shareholder’s Agreement by and among Elan, Elan Science Three Limited and Alkermes plc
10.1†	First Lien Term Loan Credit Agreement, dated as of September 16, 2011, among Alkermes, Inc., the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent and the arrangers and agents party thereto.
10.2†	Second Lien Term Loan Credit Agreement, dated as of September 16, 2011, among Alkermes, Inc., the guarantors party thereto, the lenders party thereto, Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent and the arrangers and agents party thereto.
10.3†	Intellectual Property Transfer Agreement, dated as of September 15, 2011 between Alkermes, Inc., Alkermes Controlled Therapeutics, Inc. and Alkermes Pharma Holdings Limited.
14.1†	Code of Business Conduct and Ethics of Alkermes plc.
16.1*	Letter of KPMG, dated as of September 29, 2011.
99.1†	Joint Press Release, dated September 16, 2011, issued by Alkermes plc and Elan.

* Filed herewith
† Previously filed